SCHEDULE 14C
(RULE 14C-101)
INFORMATION REQUIRED IN INFORMATION STATEMENT
SCHEDULE 14C INFORMATION
INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
OF THE SECURITIES EXCHANGE ACT OF 1934
(AMENDMENT NO. _______)

Check the appropriate box:

[ ]	Preliminary information statement	[ ]	Confidential, for use of the Commission only (as permitted by Rule 14c-5(d) (2)).

[X]	Definitive information statement

Ivy Funds
Ivy Variable Insurance Portfolios
Delaware VIP Trust
Delaware Group® Equity Funds IV
Delaware Group® Equity Funds V
Delaware Pooled Trust

(Name of Registrant as Specified in Its Charter)

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Ivy Funds
Nomura Asset Strategy Fund (formerly, Macquarie Asset Strategy Fund)
Nomura Balanced Fund (formerly, Macquarie Balanced Fund)
Nomura Systematic Emerging Markets Equity Fund (formerly, Macquarie Systematic Emerging Markets Equity Fund)

Ivy Variable Insurance Portfolios
Nomura VIP Asset Strategy Series (formerly, Macquarie VIP Asset Strategy Series)
Nomura VIP Balanced Series (formerly, Macquarie VIP Balanced Series)

Delaware VIP Trust
Nomura VIP Growth and Income Series (formerly, Macquarie VIP Growth and Income Series)
Nomura VIP Total Return Series (formerly, Macquarie VIP Total Return Series)

Delaware Group® Equity Funds IV
Nomura Growth and Income Fund (formerly, Macquarie Growth and Income Fund)

Delaware Group® Equity Funds V
Nomura Wealth Builder Fund (formerly, Macquarie Wealth Builder Fund)

Delaware Pooled Trust
Nomura Global Listed Real Assets Fund (formerly, Macquarie Global Listed Real Assets Fund)

100 Independence, 610 Market Street
Philadelphia, PA 19106-2354

JOINT INFORMATION STATEMENT

This Joint Information Statement is being furnished on behalf of the Board of Trustees (“Trustees” or “Board”) of Ivy Funds, Ivy Variable Insurance Portfolios, Delaware VIP Trust, Delaware Group Equity Funds IV, Delaware Group Equity Funds V and Delaware Pooled Trust (each a “Trust” and together, the “Trusts”) to inform shareholders of the funds listed above (each a “Fund” and together, the “Funds”) about recent changes related to the Funds’ sub-advisory arrangement.  The changes were approved by the Board on the recommendation of the Funds’ investment manager, Delaware Management Company (the “Manager”), without shareholder approval as is permitted by an order of the U.S. Securities and Exchange Commission (“SEC”).  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

A Notice of Internet Availability of Joint Information Statement relating to this Joint Information Statement (“Notice”) was mailed beginning on or about December 8, 2025 to shareholders of record of the Funds as of December 3, 2025 (the “Record Date”).  The Joint Information Statement is available on the Funds’ website at nomuraassetmanagement.com/literature (with respect to the retail Funds) and nomuraassetmanagement.com/vip-literature (with respect to the variable insurance Funds) on or about December 8, 2025 until at least May 8, 2026. A paper or e-mail copy of the Joint Information Statement may be obtained, without charge, by contacting your financial intermediary or your insurance company, or by calling the Funds’ service agent toll free at 800-523-1918.

INTRODUCTION

The Manager is the investment manager for each series of the Trusts, including the Funds. Pursuant to “manager of managers” authority, the Manager, subject to approval by the Board, is permitted to hire, terminate, or replace sub-advisors who are affiliated or unaffiliated with the Trusts or the Manager, and to enter into and modify material terms and conditions of the related sub-advisory agreements without shareholder approval. Section 15(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), generally requires that the shareholders of a mutual fund approve an agreement pursuant to which a person serves as investment advisor or sub-advisor of the fund. In order to use the “manager of managers” authority discussed above, the Manager, the Trusts, and certain affiliates requested and received an exemptive order from the SEC on January 17, 2017 (the “SEC Order”).  The SEC Order exempts the Manager, the Trusts and other affiliates from certain of the shareholder approval requirements of Section 15(a) of the 1940 Act and allows the Board, subject to certain conditions, to appoint new sub-advisors and approve new sub-advisory agreements on behalf of the Trusts without shareholder approval.  The Manager has ultimate responsibility (subject to oversight by the Board) to supervise the sub-advisors and recommend the hiring, termination, and replacement of the sub-advisors to the Board.

Consistent with the terms of the SEC Order, at a meeting held on June 18, 2025 (the “Meeting”), the Board, including a majority of the Trustees who are not “interested persons” of the Trusts or of the Manager (the “Independent Trustees”) approved a new sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Macquarie Investment Management Global Limited (“MIMGL”), under which MIMGL would continue to serve as a sub-advisor for some of the Funds and would become a new sub-advisor for other Funds. The Sub-Advisory Agreement became necessary due to Nomura Holdings Inc.’s (“Nomura”) acquisition (the “Transaction”) of the U.S. and European public asset management business of Macquarie Group Ltd. (“Macquarie”), which included the Manager. Under the 1940 Act, the closing of the Transaction resulted in the automatic termination of the Manager’s existing advisory agreements and MIMGL’s existing sub-advisory agreements with Nomura Growth and Income Fund, Nomura Wealth Builder Fund, Nomura Global Listed Real Assets Fund, Nomura VIP Growth and Income Series, Nomura VIP Total Return Series, Nomura Asset Strategy Fund and Nomura Systematic Emerging Markets Equity Fund (the “Existing Sub-Advised Funds”). For Nomura Balanced Fund, Nomura VIP Asset Strategy Series and Nomura VIP Balanced Series (the “New Sub-Advised Funds”), MIMGL is a new sub-advisor.

The Trusts and the Manager have agreed to comply with certain conditions when acting in reliance on the relief granted in the SEC Order. These conditions require, among other things, that within ninety (90) days of hiring a new sub-advisor, the affected fund will notify the shareholders of the fund of the changes. The Notice provides such notice of the changes, and this Joint Information Statement presents additional details regarding MIMGL and the Sub-Advisory Agreement.

THE INVESTMENT MANAGER

The Manager is located at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354, and is a series of Nomura Investment Management Business Trust, which is an indirect subsidiary of Nomura Asset Management International Inc., which in turn is an indirect subsidiary, and subject to the ultimate control, of Nomura Holdings Inc. (“Nomura”).  The Manager is registered as an investment advisor with the SEC under the Investment Advisers Act of 1940, as amended.

The Manager provides investment advisory services to the Funds pursuant to a new investment management agreements dated as of December 1, 2025 between the Trusts and the Manager (the “Management Agreements”).  The Management Agreements were approved by the Board, including a majority of the Independent Trustees, at a meeting held on June 18, 2025 and by Fund shareholders as follows:
Fund	Date of Shareholder Approval

Nomura Asset Strategy Fund	November 10, 2025
Nomura Balanced Fund	October 24, 2025
Nomura Global Listed Real Assets Fund	September 10, 2025
Nomura Growth and Income Fund	September 10, 2025
Nomura Systematic Emerging Markets Equity Fund	November 13, 2025
Nomura Wealth Builder Fund	September 30, 2025
Nomura VIP Asset Strategy Series	September 10, 2025
Nomura VIP Balanced Series	September 10, 2025
Nomura VIP Growth and Income Series	September 10, 2025
Nomura VIP Total Return Series	September 10, 2025

The Management Agreements became effective on December 1, 2025, which was the effective date of the closing of Transaction. The Trusts employ the Manager to generally manage the investment and reinvestment of the assets of the Funds.  In so doing, the Manager may hire one or more sub-advisors to carry out the investment program of the Funds, subject to the approval of the Board. The Manager continuously reviews and supervises the investment program of the Funds. The Manager furnishes regular reports to the Board regarding the investment program and performance of the Funds.

Pursuant to the Management Agreement, the Manager has full discretion and responsibility, subject to the overall supervision of the Board, to select and contract with one or more investment sub-advisors, to manage the investment operations and composition of the Funds, and to render investment advice for the Funds, including the purchase, retention, and disposition of investments, securities, and cash held by the Funds. The Management Agreement obligates the Manager to implement decisions with respect to the allocation or reallocation of each Fund’s assets among one or more current or additional sub-advisors, and to monitor the sub-advisors’ compliance with the Fund’s investment objective(s), policies, and restrictions. Under the Management Agreement, the Trusts will bear the expenses of conducting their business. In addition, the Manager pays the salaries of all officers and Trustees of the Trusts who are officers, directors, or employees of the Manager or its affiliates.

As compensation for the services rendered under the Management Agreement, the Funds pay the Manager an annual management fee as a percentage of average daily net assets as described in Exhibit A. During the last fiscal year, the Funds paid investment management fees to the Manager as described in Exhibit B.

As compensation for the services rendered under the Sub-Advisory Agreements, the Manager pays the sub-advisors of the Funds fees as a percentage of the Funds’ average daily net assets as described in Exhibit C.

The name and principal occupation of each executive officer of the Manager is listed below. The address of each officer is 100 Independence, 610 Market Street, Philadelphia, PA 19106.

Officer	Position
Shawn K. Lytle	President/Chief Executive Officer
Michael F. Capuzzi	Senior Vice President/U.S. Chief Operating Officer/Managing Director
Richard Salus	Senior Vice President/Global Head of Fund Services/Managing Director
David F. Connor	Senior Vice President/General Counsel/Secretary/Managing Director
Marty Wolin	Senior Vice President/Chief Compliance Officer/Anti-Money Laundering Officer/Managing Director

MACQUARIE INVESTMENT MANAGEMENT GLOBAL LIMITED

MIMGL, headquartered at Level 6, 50 Martin Place, Sydney NSW 2000, Australia, was approved by the Board to serve as a sub-advisor to the Funds at the Meeting. The ultimate parent company of the MIMGL is Macquarie Group Limited (“MGL”), the ultimate parent of Macquarie Group, an international financial services company. As of September 30, 2025, MIMGL’s total assets under management were approximately $132.1 billion.  The effective date for MIMGL’s hiring for the Funds it had not previously managed, and the continuation of its sub-advisory services for the Funds it had previously managed, was December 1, 2025.

MIMGL discharges its responsibilities subject to the oversight and supervision of the Manager. MIMGL is compensated out of the fees that the Manager receives from the Funds. There will be no increase in the advisory fees paid by the Funds to the Manager as a consequence of the implementation of the Sub-Advisory Agreement. The fees paid by the Manager to MIMGL depend upon the fee rates negotiated by the Manager and approved by the Board and on the percentage of the Funds’ assets allocated to MIMGL by the Manager. In accordance with procedures adopted by the Board, MIMGL may effect Fund portfolio transactions through an affiliated broker/dealer and the affiliated broker/dealer may receive brokerage commissions in connection therewith as permitted by applicable law. The Sub-Advisory Agreement is dated as of December 1, 2025. Prior to the closing of Nomura’s acquisition of Macquarie’s U.S. and European public asset management business on December 1, 2025, MIMGL and the Manager were affiliates.

MIMGL does not serve as an investment advisor or sub-advisor with a similar investment objective similar to the Funds.

The names and principal occupations of the principal executive officers and/or directors of MIMGL are listed below. The address of each principal executive officer and/or director listed below, as it relates to the person’s position with MIMGL, is Level 6, 50 Martin Place, Sydney NSW 2000, Australia:

Name	Title with MIMGL
Bruce Neil Terry	Director
Scot Fraser Thompson	Director
Lee Mark Binks	Chief Compliance Officer
Dean Cameron Stewart	Director
Monique Gavegan	Director
Christopher John Hurst	Director

THE SUB-ADVISORY AGREEMENT

The Sub-Advisory Agreement was approved by the Board at the Meeting, which was called for the purpose of approving the Sub-Advisory Agreement for an initial term of two years. Thereafter, continuance of the Sub-Advisory Agreement will require the annual approval of the Board, including a majority of the Independent Trustees. The Sub-Advisory Agreement provides that it will terminate automatically in the event of its assignment.

The terms of the Sub-Advisory Agreement are substantially similar to the terms of the prior sub-advisory agreement between the Manager and MIMGL.

The Sub-Advisory Agreement provides that MIMGL, among other duties, will make all investment decisions for its allocated portion of the Funds’ investment portfolio in accordance with the Funds’ investment objectives, policies, and restrictions. MIMGL, subject to the supervision of the Board and the Manager, will conduct an ongoing program of investment, evaluation, and, if appropriate, sale and reinvestment of its allocated portion of the Funds’ assets. MIMGL also will perform certain other administrative and compliance-related functions in connection with the management of its allocated portion of the Funds’ investment portfolios.

The MIMGL Sub-Advisory Agreement provides for MIMGL to be compensated based on the average daily net assets of the Funds allocated to MIMGL. MIMGL is compensated from the fees that the Manager receives from the Funds.  MIMGL generally will pay all expenses it incurs in connection with its activities under the Sub-Advisory Agreement, other than the costs of the Funds’ portfolio securities and other investments.

The Sub-Advisory Agreement may be terminated without the payment of any penalty by: (i) the Manager or the Trusts, at any time, without the payment of a penalty, on written notice to MIMGL of the Investment Manager’s or the Trusts’ intention to do so, in the case of the Trusts pursuant to action by the Board or pursuant to the vote of a majority of the outstanding voting securities of the Funds, or (ii) MIMGL, on not less than thirty (30) days' written notice to the Manager and the Trusts.

THE MANAGER’S RECOMMENDATION AND THE BOARD’S CONSIDERATIONS REGARDING THE SUB-ADVISORY AGREEMENT

The Manager recommended the approval of the Sub-Advisory Agreement. In reaching the decision to approve the Sub-Advisory Agreement, the Board considered and reviewed information about MIMGL, including its personnel, operations and financial condition, which had been provided by MIMGL and the Manager. The Board reviewed memoranda and responses to requests that the Board submitted in advance regarding the Sub-Advisory Agreement, the various services proposed to be rendered by MIMGL; and material updates to the Sub-Adviser’s 15(c) information request responses in connection with the Existing Sub-Advised Funds’ prior annual contract renewal review. This material included (without limitation): a description of MIMGL’s proposed sub-advisory fees under the Sub-Advisory Agreement; information concerning MIMGL’s organizational structure and the experience of its investment management personnel; various material items in relation to MIMGL’s personnel, organization and policies; and a copy of the Sub-Advisory Agreement.

In considering such materials, the Independent Trustees received assistance and advice from and met separately with independent counsel. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision. This discussion of the information and factors considered by the Board (as well as the discussion above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the following factors. In addition, individual Trustees may have assigned different weights to various factors.

Nature, Extent and Quality of Services.  The Board considered the sub-advisory services that MIMGL historically provided to the Existing Sub-Advised Funds. In particular, the Board specifically considered that the Sub-Advisory Agreement contains substantially similar provisions to those in the current Sub-Advisory Agreements. The Board therefore considered the many reports furnished to them throughout 2024 and 2025 at regular Board meetings covering matters such as the relative performance of the Existing Sub-Advised Funds, the compliance of portfolio managers with the investment policies, strategies, and restrictions for the Existing Sub-Advised Funds, the compliance of management personnel with the Code of Ethics adopted throughout the Macquarie Funds complex, and the adherence to fair value pricing procedures as established by the Board. The Manager and Nomura stated that the nature, extent, and quality of services currently provided to the Existing Sub-Advised Funds and their shareholders were very likely to continue under the Sub-Advisory Agreement. The memoranda MIMGL provided discussed changes to portfolio managers, key personnel and senior leadership positions at MIMGL after the Transaction and stated there were no material changes to MIMGL’s organizational structure.

Investment Performance. In evaluating performance, the Board recognized that MIMGL had not yet begun managing the New Sub-Advised Funds. The Board considered the overall performance of the Existing Sub-Advised Funds (including performance over various time periods provided in the memoranda from MIMGL), considered performance reports and discussions with portfolio managers at Board meetings throughout the year, and considered its prior review of investment performance in connection with the approval of the current Sub-Advisory Agreement at a prior Board meeting. The Board also considered the Manager’s representation that the Manager did not currently expect the Transaction to cause any material change to the Existing Sub-Advised Funds’ portfolio management teams responsible for investment performance, the expenses were not expected to increase as a result of the Transaction, the Existing Sub-Advised Funds were not expected to bear any Transaction-related expenses, and there was not expected to be an “unfair burden” imposed on the Existing Sub-Advised Funds as a result of the Transaction.

Profitability, Economies of Scale and Fall-Out Benefits. Information about MIMGL’s profitability from its relationship with the New Funds was not available because it had not begun to provide services to the New Sub-Advised Fund. The Board considered information already provided at Board meetings throughout the year about MIMGL’s profitability from its relationship with the Existing Sub-Advised Funds. The Trustees also considered information provided about MIMGL’s economies of scale, including that economies of scale are shared with the Funds and their shareholders through DMC’s investment management fee breakpoints paid to the Manager so that as a Fund grows in size, its effective investment management fee rate declines, and they also noted that DMC had put in place a fee waiver for the applicable Funds that is currently in effect. The Board was also provided with information on potential fall-out benefits derived or to be derived by MIMGL in connection with its relationship with the Funds, such as soft dollar arrangements.

Sub-advisory Fees. The Board considered the appropriateness of the sub-advisory fees considering the nature, extent, and quality of the sub-advisory services to be provided by the Sub-Advisor. The sub-advisory fees are paid by the Manager to the Sub-Advisor and are not additional fees borne by the Funds, and the management fee paid by the Funds to the Manager would stay the same at current asset levels. The sub-advisory fee rates would remain the same for the Existing Sub-Advised Funds, which would also be the same sub-advisory fee rates for the New Sub-Advised Funds. The Board considered information provided at Board meetings throughout the year and in connection with the approval of the current Sub-Advisory Agreement at a prior Board meeting showing that MIMGL’s sub-advisory fees for the Funds were competitive with those charged by MIMGL to other comparable investment companies or accounts and was informed by DMC that MIMGL’s sub-advisory fees were competitive with fees of other investment managers that had been considered as possible sub-advisors to the Funds. The Board concluded that the proposed compensation payable to MIMGL was fair and reasonable.

GENERAL INFORMATION

Distributor

The Funds’ distributor, Delaware Distributors, L.P. (“Distributor”), located at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354, serves as the national distributor of the Funds’ shares under a Distribution Agreement dated December 1, 2025. The Distributor is an affiliate of the Manager and bears all of the costs of promotion and distribution, except for payments by the retail class shares under their respective Rule 12b-1 Plans. The Distributor is an indirect subsidiary of Nomura Asset Management International Inc., and, therefore, of Nomura. The Distributor has agreed to use its best efforts to sell shares of the Funds. Shares of the Funds are offered on a continuous basis by the Distributor and may be purchased through authorized investment dealers or directly by contracting the Distributor or the Trusts. The Distributor also serves as the national distributor for the Nomura Funds. The Board annually reviews fees paid to the Distributor.

Transfer Agent, Administrator, and Fund Accountant

Delaware Investments Fund Services Company (“DIFSC”), located at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354, serves as the Trusts’ shareholder servicing, dividend disbursing, and transfer agent. DIFSC provides fund accounting and financial administration oversight services to the Funds. Those services include overseeing the Funds’ pricing process, the calculation and payment of Fund expenses, and financial reporting in shareholder reports, registration statements, and other regulatory filings. Additionally, DIFSC manages the process for the payment of dividends and distributions and the dissemination of Fund net asset values and performance data.  DIFSC is an affiliate of the Manager, and is an indirect subsidiary of Nomura Asset Management International Inc. and, therefore, of Nomura.

The Bank of New York Mellon, located at 240 Greenwich Street, New York, NY 10286-0001, provides fund accounting and financial administration services to the Funds. Those services include performing functions related to calculating the Funds’ net asset value and providing financial reporting information, regulatory compliance testing and other related accounting services.

Payments to Affiliated Brokers

During the last fiscal year, the Funds did not pay any commissions to affiliated brokers.

Shares Outstanding

The table in Exhibit D shows the number of shares outstanding as of the Record Date for each class of each of the Funds.

Record of Beneficial Ownership

As of Record Date, the shareholders holding 5% or more of total outstanding shares of any Class of shares of each Fund are described in Exhibit E. As of Record Date, the Manager believes that the Funds’ officers and Trustees directly owned less than 1% of the outstanding shares of each Class of each Fund.

Householding

Only one copy of the Notice may be mailed to households, even if more than one person in a household is a shareholder of record of a Fund as of the Record Date, unless the Trust has received instructions to the contrary. Additional copies of the Notice or copies of the Joint Information Statement may be obtained, without charge, by contacting your participating securities dealer or other financial intermediary or, if you own Fund shares directly through the Fund’s service agent, by calling the Fund’s service agent toll free at 800-523-1918. If you do not want the mailing of the Notice or the Joint Information Statement, as applicable, to be combined with those for other members of your household in the future, or if you are receiving multiple copies and would rather receive just one copy for the household, please contact your participating securities dealer or other financial intermediary or, if you own Fund shares directly through the Fund’s service agent, by calling the Fund’s service agent.

Financial Information

Shareholders can obtain a copy of the Funds’ most recent Annual and Semiannual Reports, without charge, by contacting their participating securities dealer or other applicable financial intermediary or, if a shareholder owns Fund shares directly through the Funds’ service agent, by calling the Funds’ service agent toll free at 800-523-1918.

EXHIBIT A
MANAGEMENT FEE SCHEDULE

As compensation for services rendered under the Investment Management Agreement, the Manager is entitled to receive an annual fee equal to the following percentage rates of the average daily net assets of the Funds:

Fund	Management Fee (annual rate as a percentage of average daily net assets)
Nomura Asset Strategy Fund
0.70% of net assets up to $1 billion
0.65% of net assets over $1 billion and up to $2 billion
0.60% of net assets over $2 billion and up to $3 billion
0.55% of net assets over $3 billion and up to $28 billion
0.545% of net assets over $28 billion and up to $53 billion
0.54% of net assets over $53 billion

Nomura Balanced Fund
0.70% of net assets up to $1 billion
0.65% of net assets over $1 billion and up to $2 billion
0.60% of net assets over $2 billion and up to $3 billion
0.55% of net assets over $3 billion and up to $5 billion
0.54% of net assets over $5 billion and up to $10 billion
0.53% of net assets over $10 billion

Nomura Systematic Emerging Markets Equity Fund
1.00% of net assets up to $500 million
0.85% of net assets over $500 million and up to $1 billion
0.83% of net assets over $1 billion and up to $2 billion
0.80% of net assets over $2 billion and up to $3 billion
0.76% of net assets over $3 billion and up to $5 billion
0.755% of net assets over $5 billion and up to $10 billion
0.75% of net assets over $10 billion

Nomura VIP Asset Strategy Series	0.70% of net assets up to $1 billion 0.65% of net assets over $1 billion and up to $2 billion 0.60% of net assets over $2 billion and up to $3 billion 0.55% of net assets over $3 billion
Nomura VIP Balanced Series	0.70% of net assets up to $1 billion 0.65% of net assets over $1 billion and up to $2 billion 0.60% of net assets over $2 billion and up to $3 billion 0.55% of net assets over $3 billion
Nomura VIP Growth and Income Series	0.65% on the first $500 million 0.60% on the next $500 million 0.55% on next $1.5 billion 0.50% on assets in excess of $2.5 billion
Nomura VIP Total Return Series	0.65% on the first $500 million 0.60% on the next $500 million 0.55% on next $1.5 billion 0.50% on assets in excess of $2.5 billion

Nomura Growth and Income Fund	0.65% on the first $500 million 0.60% on the next $500 million 0.55% on next $1.5 billion 0.50% on assets in excess of $2.5 billion
Nomura Wealth Builder Fund	0.65% on the first $500 million; 0.60% on the next $500 million; 0.55% on the next $1.5 billion; and 0.50% of the average daily net assets in excess of $2.5 billion
Nomura Global Listed Real Assets Fund	0.75% on the first $500 million; 0.70% on the next $500 million; 0.65% on the next $1.5 billion; 0.60% on assets in excess of $2.5 billion

EXHIBIT B
MANAGEMENT FEES PAID

During the fiscal year ended March 31, 2025, the Funds paid the following investment management fees to the Manager:

Fund	Management Fees Paid
Nomura Asset Strategy Fund	$12,252,211 earned $12,252,211 paid $0 waived
Nomura Balanced Fund	$10,561,089 earned $10,064,649 paid $496,440 waived
Nomura Systematic Emerging Markets Equity Fund	$6,771,528 earned $3,692,757 paid $3,078,771 waived

During the fiscal year ended December 31, 2024, the Funds paid the following investment management fees to the Manager:

Fund	Management Fees Paid
Nomura VIP Asset Strategy Series	$4,103,137 earned $3,113,198 paid $989,939 waived
Nomura VIP Balanced Series	$1,558,261 earned $1,558,261 paid $0 waived
Nomura VIP Growth and Income Series	$4,180,523 earned $4,180,523 paid $0 waived
Nomura VIP Total Return Series	$260,102 earned $191,293 paid $68,809 waived

During the fiscal year ended September 30, 2024, the Fund paid the following investment management fees to the Manager:

Fund	Management Fees Paid
Nomura Growth and Income Fund	$7,779,140 earned $7,755,055 paid $24,085 waived

During the fiscal year ended November 30, 2024, the Fund paid the following investment management fees to the Manager:

Fund	Management Fees Paid
Nomura Wealth Builder Fund	$5,615,405 earned $5,383,402 paid $232,003 waived

During the fiscal year ended October 31, 2024, the Fund paid the following investment management fees to the Manager:

Fund	Management Fees Paid
Nomura Global Listed Real Assets Fund	$836,958 earned $682,489 paid $154,469 waived

EXHIBIT C
SUB-ADVISORY FEE SCHEDULE AND FEES PAID

For the fiscal year ended March 31, 2025, the Manager paid the sub-advisors annualized investment sub-advisory fees as a percentage of the Funds’ average daily net assets as described below:

Fund	Sub-Advisor[1]	Sub-Advisory fees for fiscal year ended March 31, 2025	Annualized Sub-Advisory Fees as a percentage of average daily net assets for fiscal year ended March 31, 2025
Nomura Balanced Fund	MIMAK	$2,034,309	0.13%
Nomura Asset Strategy Fund	MIMAK	$2,460,310	0.14%
Nomura Systematic Emerging Markets Equity Fund	MIMGL	$1,429,147	0.20%
	MIMEL	$0	0.00%

For the fiscal year ended December 31, 2024, the Manager paid the sub-advisors annualized investment sub-advisory fees as a percentage of the Funds’ average daily net assets as described below:

Fund	Sub-Advisor	Sub-Advisory fees for fiscal year ended December 31, 2024	Annualized Sub-Advisory Fees as a percentage of average daily net assets for fiscal year ended December 31, 2024
Nomura VIP Balanced Series	MIMAK	$286,690	0.13%
Nomura VIP Asset Strategy Series	MIMAK	$780,404	0.13%
Nomura VIP Growth and Income Series	MIMGL	$1,310,174	0.20%
Nomura VIP Total Return Series	MIMAK	$54,181	0.14%
	MIMGL	$32,313	0.08%

1 MIMAK is Macquarie Investment Management Austria Kapitalanlage AG.
MIMEL is Macquarie Investment Management Europe Limited.

For the fiscal year ended September 30, 2024, the Manager paid the sub-advisors annualized investment sub-advisory fees as a percentage of the Fund’s average daily net assets as described below:

Fund	Sub-Advisor	Sub-Advisory fees for fiscal year ended September 30, 2024	Annualized Sub-Advisory Fees as a percentage of average daily net assets for fiscal year ended September 30, 2024
Nomura Growth and Income Fund	MIMGL	$2,557,658	0.20%

For the fiscal year ended November 30, 2024, the Manager paid the sub-advisors annualized investment sub-advisory fees as a percentage of the Fund’s average daily net assets as described below:

Fund	Sub-Advisor	Sub-Advisory fees for fiscal year ended November 30, 2024	Annualized Sub-Advisory Fees as a percentage of average daily net assets for fiscal year ended November 30, 2024
Nomura Wealth Builder Fund	MIMAK	$1,207,632	0.14%
	MIMGL	$710,426	0.08%
	MIMEL	$7,672	0.00%

For the fiscal year ended October 31, 2024, the Manager paid the sub-advisors annualized investment sub-advisory fees as a percentage of the Fund’s average daily net assets as described below:

Fund	Sub-Advisor	Sub-Advisory fees for fiscal year ended October 31, 2024	Annualized Sub-Advisory Fees as a percentage of average daily net assets for fiscal year ended October 31, 2024
Nomura Global Listed Real Assets Fund	MIMAK	$143,789	0.13%
	MIMGL	$46,808	0.04%
	MIMEL	$16,856	0.02%

EXHIBIT D
NUMBER OF SHARES OF THE FUND OUTSTANDING
As of the Record Date

Fund	Shares Outstanding
Nomura Asset Strategy Fund	Class A: 53,024,165.192 Class C: 1,464,350.716 Institutional Class: 14,878,900.278 Class R6: 721,782.518 Class R: 921,776,615 Class Y: 3,161,186.648 Total: 74,172,161.967
Nomura Balanced Fund	Class A: 57,425,677.036 Class C: 1,346,745.574 Institutional Class: 17,290,032.834 Class R6: 393,104.507 Class R: 400,190.169 Class Y: 323,097.132 Total: 77,178,847.252
Nomura Systematic Emerging Markets Equity Fund	Class A: 6,317,248.162 Class C: 636,674.373 Institutional Class: 15,918,139.601 Class R6: 3,686,817.348 Class R: 514,236.626 Class Y: 1,341,775.470 Total: 28,414,891.580
Nomura VIP Asset Strategy Series	Service Class: 55,584,490.738 Standard Class: 51,669.975 Total: 55,636,160.713
Nomura VIP Balanced Series	Service Class: 34,440,695.932 Total: 34,440,695.932
Nomura VIP Growth and Income Series	Standard Class: 23,501,787.861 Total: 23,501,787.861
Nomura VIP Total Return Series	Service Class: 1,094.843 Standard Class: 2,690,143.811 Total: 2,691,238.654
Nomura Growth and Income Fund	Class A: 74,597,312.597 Institutional Class: 11,931,695.001 Total: 86,873,749.468
Nomura Wealth Builder Fund	Class A: 42,993,217.498 Class C: 569,577.808 Institutional Class: 6,154,113.406 Class R6: 1,403,032.481 Class R: 83,207.181 Total: 51,203,148.374
Nomura Global Listed Real Assets Fund	Class A: 2,324,353.314 Class C: 19,833.360 Institutional Class: 4,924,385.613 Class R6: 437,326.962 Class R: 169,377.692 Total: 7,875,276.941

EXHIBIT E
As of the Record Date, the Manager believes the following shareholders held of record 5% or more of the outstanding shares of each Class of each Fund. The Manager does not have knowledge of beneficial owners.
Fund/Class	Name and Address of Account	Percentage
NOMURA ASSET STRATEGY FUND CLASS A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	16.96%
NOMURA ASSET STRATEGY FUND CLASS A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	6.36%
NOMURA ASSET STRATEGY FUND CLASS A	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	9.92%
NOMURA ASSET STRATEGY FUND CLASS A	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	8.47%
NOMURA ASSET STRATEGY FUND CLASS A	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	9.02%

NOMURA ASSET STRATEGY FUND CLASS A	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	11.69%
NOMURA ASSET STRATEGY FUND CLASS C	AMERICAN ENTERPRISE INV SVCS 901 SOUTH 3RD AVENUE MINNEAPOLIS, MN 55402	5.07%
NOMURA ASSET STRATEGY FUND CLASS C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	21.84%
NOMURA ASSET STRATEGY FUND CLASS C	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	13.10%
NOMURA ASSET STRATEGY FUND CLASS C	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	8.99%
NOMURA ASSET STRATEGY FUND CLASS C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33713	7.39%

NOMURA ASSET STRATEGY FUND CLASS C	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	11.96%
NOMURA ASSET STRATEGY FUND CLASS R	MASSACHUSETTS MUTUAL LIFE INSURANCE 1295 STATE STREET MIP M200-INVST SPRINGFIELD MA 01111	5.15%
NOMURA ASSET STRATEGY FUND CLASS R	SAMMONS FINANCIAL NETWORK LLC 4546 CORPORATE DR STE 100 WDM IA 50266-5911	22.95%
NOMURA ASSET STRATEGY FUND CLASS R	STATE STREET BANK AND TRUST AS TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	9.25%
NOMURA ASSET STRATEGY FUND CLASS R	TALCOTT RESOLUTION LIFE INSURANCE C PO BOX 5051 HARTFORD CT 06102	38.62%
NOMURA ASSET STRATEGY FUND CLASS R6	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	5.25%

NOMURA ASSET STRATEGY FUND CLASS R6	NATIONWIDE TRUSTCO FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	14.18%
NOMURA ASSET STRATEGY FUND CLASS R6	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	29.83%
NOMURA ASSET STRATEGY FUND CLASS R6	STATE STREET BANK AND TRUST AS TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	7.04%
NOMURA ASSET STRATEGY FUND CLASS Y	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FOR THE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	10.32%
NOMURA ASSET STRATEGY FUND CLASS Y	NATIONAL FINANCIAL SERVICES LLC FOR EXCL BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT, 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	5.38%
NOMURA ASSET STRATEGY FUND CLASS Y	NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	14.07%

NOMURA ASSET STRATEGY FUND CLASS Y	VOYA INSTITUTIONAL TRUST COMPANY ONE ORANGE WAY WINDSOR CT 06095-4773	53.56%
NOMURA ASSET STRATEGY FUND INSTITUTIONAL CLASS	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FOR THE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	5.60%
NOMURA ASSET STRATEGY FUND INSTITUTIONAL CLASS	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	45.58%
NOMURA ASSET STRATEGY FUND INSTITUTIONAL CLASS	NATIONAL FINANCIAL SERVICES LLC FOR EXCL BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT, 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	6.42%
NOMURA ASSET STRATEGY FUND INSTITUTIONAL CLASS	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	6.52%
NOMURA ASSET STRATEGY FUND INSTITUTIONAL CLASS	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33713	5.84%

NOMURA ASSET STRATEGY FUND INSTITUTIONAL CLASS	UBS WM USA SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	6.50%
NOMURA ASSET STRATEGY FUND INSTITUTIONAL CLASS	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	7.11%
NOMURA BALANCED FUND CLASS A	EDWARD D JONES AND CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD ST LOUIS MO 63131-3710	5.86%
NOMURA BALANCED FUND CLASS A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	59.82%
NOMURA BALANCED FUND CLASS C	AMERICAN ENTERPRISE INV SVCS 901 SOUTH 3RD AVENUE MINNEAPOLIS, MN 55402	10.44%
NOMURA BALANCED FUND CLASS C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	5.14%

NOMURA BALANCED FUND CLASS C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	36.58%
NOMURA BALANCED FUND CLASS C	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	6.59%
NOMURA BALANCED FUND CLASS C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33713	8.21%
NOMURA BALANCED FUND CLASS C	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	6.13%
NOMURA BALANCED FUND CLASS R	AMERICAN UNITED LIFE INS CO GROUP RETIREMENT ACCOUNT 1 AMERICAN SQ INDIANAPOLIS IN 46282-0002	8.95%
NOMURA BALANCED FUND CLASS R	LINCOLN RETIREMENT SERVICES CO FBO ARMSTRONG AMBULANCE SVC 401K PO BOX 7876 FORT WAYNE IN 46801-7876	28.23%

NOMURA BALANCED FUND CLASS R	SAMMONS FINANCIAL NETWORK LLC 4546 CORPORATE DR STE 100 WDM IA 50266-5911	43.94%
NOMURA BALANCED FUND CLASS R	VOYA INSTITUTIONAL TRUST COMPANY ONE ORANGE WAY WINDSOR CT 06095-4773	11.78%
NOMURA BALANCED FUND CLASS R6	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	18.48%
NOMURA BALANCED FUND CLASS R6	EDWARD D JONES AND CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD ST LOUIS MO 63131-3710	38.46%
NOMURA BALANCED FUND CLASS R6	NATIONAL FINANCIAL SERVICES LLC FOR EXCL BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT, 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	7.63%
NOMURA BALANCED FUND CLASS R6	NATIONWIDE TRUSTCO FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	8.33%

NOMURA BALANCED FUND CLASS R6	OPPENHEIMER & CO INC. FBO DAVID L LAPAN TRUSTEE CARDIAC SERVICES INC PS PL PS PLAN DTD 11/30/90 PAS 6430 N SWAN RD STE 100 TUCSON AZ 84718	5.72%
NOMURA BALANCED FUND CLASS Y	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FOR THE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	11.62%
NOMURA BALANCED FUND CLASS Y	MINNESOTA LIFE INSURANCE COMPANY 400 ROBERT ST N STE A SAINT PAUL MN 55101-2099	5.19%
NOMURA BALANCED FUND CLASS Y	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	22.10%
NOMURA BALANCED FUND CLASS Y	NATIONAL FINANCIAL SERVICES LLC FOR EXCL BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT, 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	18.15%
NOMURA BALANCED FUND CLASS Y	NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	28.50%

NOMURA BALANCED FUND INSTITUTIONAL CLASS	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	69.06%
NOMURA BALANCED FUND INSTITUTIONAL CLASS	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	5.27%
NOMURA SYSTEMATIC EMERGING MARKETS EQUITY FUND CLASS A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	48.40%
NOMURA SYSTEMATIC EMERGING MARKETS EQUITY FUND CLASS A	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	6.74%
NOMURA SYSTEMATIC EMERGING MARKETS EQUITY FUND CLASS A	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	5.96%
NOMURA SYSTEMATIC EMERGING MARKETS EQUITY FUND CLASS C	AMERICAN ENTERPRISE INV SVCS 901 SOUTH 3RD AVENUE MINNEAPOLIS, MN 55402	27.01%

NOMURA SYSTEMATIC EMERGING MARKETS EQUITY FUND CLASS C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	8.02%
NOMURA SYSTEMATIC EMERGING MARKETS EQUITY FUND CLASS C	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	5.39%
NOMURA SYSTEMATIC EMERGING MARKETS EQUITY FUND CLASS C	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	19.16%
NOMURA SYSTEMATIC EMERGING MARKETS EQUITY FUND INSTITUTIONAL CLASS	AMERICAN ENTERPRISE INV SVCS 901 SOUTH 3RD AVENUE MINNEAPOLIS, MN 55402	11.95%
NOMURA SYSTEMATIC EMERGING MARKETS EQUITY FUND INSTITUTIONAL CLASS	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FOR THE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	5.20%
NOMURA SYSTEMATIC EMERGING MARKETS EQUITY FUND INSTITUTIONAL CLASS	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	18.45%

NOMURA SYSTEMATIC EMERGING MARKETS EQUITY FUND INSTITUTIONAL CLASS	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	14.88%
NOMURA SYSTEMATIC EMERGING MARKETS EQUITY FUND INSTITUTIONAL CLASS	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	8.57%
NOMURA SYSTEMATIC EMERGING MARKETS EQUITY FUND INSTITUTIONAL CLASS	NATIONAL FINANCIAL SERVICES LLC FOR EXCL BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT, 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	11.75%
NOMURA SYSTEMATIC EMERGING MARKETS EQUITY FUND CLASS R	STATE STREET BANK AND TRUST AS TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	32.47%
NOMURA SYSTEMATIC EMERGING MARKETS EQUITY FUND CLASS R	VRSCO FBO VTC CUST TTEE FBO FRONT PORCH 403B RET PLAN 2727-A ALLEN PARKWAY, 4-D1 HOUSTON, TX 77019	42.67%
NOMURA SYSTEMATIC EMERGING MARKETS EQUITY FUND CLASS R6	DCGT TRUSTEE & OR CUSTODIAN FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	10.50%

NOMURA SYSTEMATIC EMERGING MARKETS EQUITY FUND CLASS R6	EDWARD D JONES AND CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD ST LOUIS MO 63131-3710	25.88%
NOMURA SYSTEMATIC EMERGING MARKETS EQUITY FUND CLASS R6	EMPOWER TRUST FBO RECORDKEEPING FOR EMPLOYEE BENEFITS 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111	6.30%
NOMURA SYSTEMATIC EMERGING MARKETS EQUITY FUND CLASS R6	NATIONAL FINANCIAL SERVICES LLC FOR EXCL BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT, 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	17.26%
NOMURA SYSTEMATIC EMERGING MARKETS EQUITY FUND CLASS R6	STATE STREET BANK AND TRUST AS TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	10.14%
NOMURA SYSTEMATIC EMERGING MARKETS EQUITY FUND CLASS R6	TIAA TRUST, N.A. AS CUST/TTEE OF RETIREMENT PLANS RECORDKEPT BY TIAA ATTN: FUND OPERATIONS 8500 ANDREW CARNEGIE BLVD. CHARLOTTE, NC 28262-8500	5.22%
NOMURA SYSTEMATIC EMERGING MARKETS EQUITY FUND CLASS Y	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	87.32%

NOMURA SYSTEMATIC EMERGING MARKETS EQUITY FUND CLASS Y	NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	5.50%
NOMURA VIP ASSET STRATEGY SERIES SERVICE CLASS	AUGUSTAR LIFE INSURANCE CO FBO ITS SEPARATE ACCOUNTS 1 FINANCIAL WAY CINCINNATI OH 45242-5800	15.40%
NOMURA VIP ASSET STRATEGY SERIES SERVICE CLASS	MINNESOTA LIFE INSURANCE CO INDIVIDUAL LIFE 400 ROBERT ST N SAINT PAUL MN 55101-2099	7.56%
NOMURA VIP ASSET STRATEGY SERIES SERVICE CLASS	MINNESOTA LIFE INSURANCE CO MINNESOTA LIFE WRVA 400 ROBERT ST N SAINT PAUL MN 55101-2099	5.51%
NOMURA VIP ASSET STRATEGY SERIES SERVICE CLASS	NATIONWIDE LIFE INSURANCE CO C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	7.44%
NOMURA VIP ASSET STRATEGY SERIES SERVICE CLASS	NATIONWIDE LIFE INSURANCE CO C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	15.14%

NOMURA VIP ASSET STRATEGY SERIES SERVICE CLASS	NATIONWIDE LIFE INSURANCE CO C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	5.09%
NOMURA VIP ASSET STRATEGY SERIES SERVICE CLASS	PACIFIC LIFE INS COMPANY SEPARATE ACCOUNT A 700 NEWPORT CENTER DR NEWPORT BEACH CA 92660-6397	11.65%
NOMURA VIP ASSET STRATEGY SERIES STANDARD CLASS	IVY INVESTMENT MANAGEMENT COMPANY ATTN: TREASURY DEPARTMENT 6301 GLENWOOD ST MISSION KS 66202-4291	46.72%
NOMURA VIP ASSET STRATEGY SERIES STANDARD CLASS	LINCOLN NATIONAL LIFE INSURANCE CO 1300 S CLINTON ST FORT WAYNE IN 46802-3506	37.49%
NOMURA VIP ASSET STRATEGY SERIES STANDARD CLASS	MASS MUTUAL LIFE INSURANCE COMPANY 1295 STATE ST MIP C105 SPRINGFIELD MA 01111-0001	8.05%
NOMURA VIP BALANCED SERIES SERVICE CLASS	MINNESOTA LIFE INSURANCE CO INDIVIDUAL ANNUITIES 400 ROBERT ST N SAINT PAUL MN 55101-2099	25.41%

NOMURA VIP BALANCED SERIES SERVICE CLASS	MINNESOTA LIFE INSURANCE CO INDIVIDUAL LIFE 400 ROBERT ST N SAINT PAUL MN 55101-2099	52.65%
NOMURA VIP BALANCED SERIES SERVICE CLASS	UNITED INVESTORS LIFE ADVANTAGE II PO BOX 10287 BIRMINGHAM AL 35202-0287	5.92%
NOMURA VIP GROWTH AND INCOME SERIES STANDARD CLASS	BANK OF NEW YORK-MELLON CUST MACQUARIE VIP PATHFINDER MOD AGGR FUND MASTER ACCOUNT ATTN ADAM DEITZ 100 INDEPENDENCE 610 MARKET ST 7TH PHILADELPHIA PA 19103	5.88%
NOMURA VIP GROWTH AND INCOME SERIES STANDARD CLASS	FIRST INVESTORS LIFE LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B 40 WALL ST NEW YORK NY 10005	63.43%
NOMURA VIP GROWTH AND INCOME SERIES STANDARD CLASS	FIRST INVESTORS LIFE SEPARATE ACCOUNT E 40 WALL ST NEW YORK NY 10005	5.99%
NOMURA VIP GROWTH AND INCOME SERIES STANDARD CLASS	FIRST INVESTORS LIFE VARIABLE ANNUITY FUND C 40 WALL ST NEW YORK NY 10005	8.50%

NOMURA VIP TOTAL RETURN SERIES SERVICE CLASS	MACQUARIE INVESTMENT MANAGEMENT ADVISERS ATTN RICK SALUS 100 INDEPENDENCE 610 MARKET STREET 7TH FLOOR PHILADELPHIA PA 19106-2354	100.00%
NOMURA VIP TOTAL RETURN SERIES STANDARD CLASS	FIRST INVESTORS LIFE LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B 40 WALL ST NEW YORK NY 10005	33.96%
NOMURA VIP TOTAL RETURN SERIES STANDARD CLASS	FIRST INVESTORS LIFE SEPARATE ACCOUNT E 40 WALL ST NEW YORK NY 10005	28.77%
NOMURA VIP TOTAL RETURN SERIES STANDARD CLASS	FIRST INVESTORS LIFE VARIABLE ANNUITY FUND C 40 WALL ST NEW YORK NY 10005	17.80%
NOMURA VIP TOTAL RETURN SERIES STANDARD CLASS	FIRST INVESTORS LIFE VARIABLE ANNUITY FUND D 40 WALL ST NEW YORK NY 10005	19.21%
NOMURA GROWTH AND INCOME FUND CLASS A	MATRIX TRUST COMPANY CUST. FBO PEN SERV DELAWARE/FORESTERS 717 17TH STREET SUITE 1300 DENVER CO 80202	27.79%

NOMURA GROWTH AND INCOME FUND CLASS R6	BOND STREET CUSTODIANS LIMITED ACF MACQUARIE ASSET MANAGEMENT HOLDINGS P/L MACQUARIE BANK C/O INTERNATIONAL OPERATION SHELLEY STREET NO 1 SYDNEY NSW 2000 AUSTRALIA	55.87%
NOMURA GROWTH AND INCOME FUND CLASS R6	BOND STREET CUSTODIANS LIMITED ACF MACQUARIE ASSET MANAGEMENT HOLDINGS P/L MACQUARIE BANK C/O INTERNATIONAL OPERATION SHELLEY STREET NO 1 SYDNEY NSW 2000 AUSTRALIA	13.22%
NOMURA GROWTH AND INCOME FUND CLASS R6	MATRIX TRUST COMPANY CUST. FBO PENSERV PENSELECT SMARTSAV 717 17TH STREET SUITE 1300 DENVER CO 80202	25.73%
NOMURA GROWTH AND INCOME FUND INSTITUTIONAL CLASS	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	16.91%
NOMURA GROWTH AND INCOME FUND INSTITUTIONAL CLASS	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	66.05%
NOMURA GROWTH AND INCOME FUND INSTITUTIONAL CLASS	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	8.76%

NOMURA WEALTH BUILDER FUND CLASS A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	5.13%
NOMURA WEALTH BUILDER FUND CLASS A	MATRIX TRUST COMPANY CUST. FBO PEN SERV DELAWARE/FORESTERS 717 17TH STREET SUITE 1300 DENVER CO 80202	12.01%
NOMURA WEALTH BUILDER FUND CLASS C	AMERICAN ENTERPRISE INV SVCS 901 SOUTH 3RD AVENUE MINNEAPOLIS, MN 55402	17.87%
NOMURA WEALTH BUILDER FUND CLASS C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	6.09%
NOMURA WEALTH BUILDER FUND CLASS C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	11.81%
NOMURA WEALTH BUILDER FUND CLASS C	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 250 NICOLLET MALL SUITE 1400 MINNEAPOLIS MN 55401-1931	8.11%

NOMURA WEALTH BUILDER FUND CLASS C	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	21.69%
NOMURA WEALTH BUILDER FUND CLASS R	ASCENSUS TRUST COMPANY FBO FINISH LINE TECHNLOGIES 401K PLAN ASCENSUS TRUST COMPANY PO BOX 10577 FARGO, ND 58106	13.73%
NOMURA WEALTH BUILDER FUND CLASS R	EMPOWER TRUST FBO EMPOWER BENEFIT GRAND FATHERED PLAN 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111	18.13%
NOMURA WEALTH BUILDER FUND CLASS R	MID ATLANTIC TRUST COMPANY FBO INDUSTRIAL PHYSICAL CAPABILITY 1251 WATERFRONT PLACE, SUITE 525 PITTSBURGH, PA 15222	14.41%
NOMURA WEALTH BUILDER FUND CLASS R	MID ATLANTIC TRUST COMPANY FBO PETTERSEN AND SILBERMAN DENTAL 1251 WATERFRONT PLACE, SUITE 525 PITTSBURGH, PA 15222	6.25%
NOMURA WEALTH BUILDER FUND CLASS R	MID ATLANTIC TRUST COMPANY FBO PMALLIANCE, INC 401K PLAN 1251 WATERFRONT PLACE, SUITE 525 PITTSBURGH, PA 15222	13.18%

NOMURA WEALTH BUILDER FUND CLASS R	MID ATLANTIC TRUST COMPANY FBO TAYLOR CREATIVE INC 401(K) 1251 WATERFRONT PLACE, SUITE 525 PITTSBURGH, PA 15222	10.21%
NOMURA WEALTH BUILDER FUND CLASS R	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	9.95%
NOMURA WEALTH BUILDER FUND CLASS R6	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	6.70%
NOMURA WEALTH BUILDER FUND CLASS R6	LINCOLN RETIREMENT SERVICES COMPANY FBO MMH INC PO BOX 7876 FORT WAYNE IN 46801-7876	57.39%
NOMURA WEALTH BUILDER FUND CLASS R6	LINCOLN RETIREMENT SERVICES COMPANY FBO MMH INC RETIREMENT PLAN PO BOX 7876 FORT WAYNE IN 46801-7876	31.94%
NOMURA WEALTH BUILDER FUND INSTITUTIONAL CLASS	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	9.86%

NOMURA WEALTH BUILDER FUND INSTITUTIONAL CLASS	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	20.40%
NOMURA WEALTH BUILDER FUND INSTITUTIONAL CLASS	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	10.39%
NOMURA WEALTH BUILDER FUND INSTITUTIONAL CLASS	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	20.98%
NOMURA WEALTH BUILDER FUND INSTITUTIONAL CLASS	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33713	6.52%
NOMURA WEALTH BUILDER FUND INSTITUTIONAL CLASS	UBS WM USA SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	5.66%
NOMURA WEALTH BUILDER FUND INSTITUTIONAL CLASS	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	5.82%

NOMURA GLOBAL LISTED REAL ASSETS FUND CLASS A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	5.17%
NOMURA GLOBAL LISTED REAL ASSETS FUND CLASS A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	9.46%
NOMURA GLOBAL LISTED REAL ASSETS FUND CLASS A	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	15.25%
NOMURA GLOBAL LISTED REAL ASSETS FUND CLASS A	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	5.01%
NOMURA GLOBAL LISTED REAL ASSETS FUND CLASS A	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33713	5.49%
NOMURA GLOBAL LISTED REAL ASSETS FUND CLASS C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	8.11%

NOMURA GLOBAL LISTED REAL ASSETS FUND CLASS C	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	59.34%
NOMURA GLOBAL LISTED REAL ASSETS FUND CLASS C	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	17.87%
NOMURA GLOBAL LISTED REAL ASSETS FUND CLASS R	ASCENSUS TRUST COMPANY FBO AG RISK SOLUTIONS RETIREMENT PLAN P.O. BOX 10758 FARGO, ND 58106	29.55%
NOMURA GLOBAL LISTED REAL ASSETS FUND CLASS R	ASCENSUS TRUST COMPANY FBO STEINKEMPER LAW PC LLO 401K P.O. BOX 10758 FARGO, ND 58106	5.81%
NOMURA GLOBAL LISTED REAL ASSETS FUND CLASS R	ASCENSUS TRUST COMPANY FBO VICTOR N. YAMOUTI PENSION PLAN P.O. BOX 10758 FARGO, ND 58106	8.02%
NOMURA GLOBAL LISTED REAL ASSETS FUND CLASS R	EMPOWER TRUST FBO EMPOWER BENEFIT GRAND FATHERED PLAN 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111	5.96%

NOMURA GLOBAL LISTED REAL ASSETS FUND CLASS R	MID ATLANTIC TRUST COMPANY FBO PETROTEK ENGINEERING CORPORATION 1251 WATERFRONT PLACE, SUITE 525 PITTSBURGH, PA 15222	10.45%
NOMURA GLOBAL LISTED REAL ASSETS FUND CLASS R6	BOND STREET CUSTODIANS LIMITED ACF MACQUARIE ASSET MANAGEMENT HOLDINGS P/L MACQUARIE BANK C/O INTERNATIONAL OPERATION SHELLEY STREET NO 1 SYDNEY NSW 2000 AUSTRALIA	11.52%
NOMURA GLOBAL LISTED REAL ASSETS FUND CLASS R6	LINCOLN RETIREMENT SERVICES COMPANY FBO MMH INC RETIREMENT PLAN PO BOX 7876 FORT WAYNE IN 46801-7876	76.44%
NOMURA GLOBAL LISTED REAL ASSETS FUND INSTITUTIONAL CLASS	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	31.68%
NOMURA GLOBAL LISTED REAL ASSETS FUND INSTITUTIONAL CLASS	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	53.87%

Ivy Funds
Nomura Asset Strategy Fund (formerly, Macquarie Asset Strategy Fund)
Nomura Balanced Fund (formerly, Macquarie Balanced Fund)
Nomura Systematic Emerging Markets Equity Fund (formerly, Macquarie Systematic Emerging Markets Equity Fund)

Ivy Variable Insurance Portfolios
Nomura VIP Asset Strategy Series (formerly, Macquarie VIP Asset Strategy Series)
Nomura VIP Balanced Series (formerly, Macquarie VIP Balanced Series)

Delaware VIP Trust
Nomura VIP Growth and Income Series (formerly, Macquarie VIP Growth and Income Series)
Nomura VIP Total Return Series (formerly, Macquarie VIP Total Return Series)

Delaware Group® Equity Funds IV
Nomura Growth and Income Fund (formerly, Macquarie Growth and Income Fund)

Delaware Group® Equity Funds V
Nomura Wealth Builder Fund (formerly, Macquarie Wealth Builder Fund)

Delaware Pooled Trust
Nomura Global Listed Real Assets Fund (formerly, Macquarie Global Listed Real Assets Fund)

100 Independence
610 Market Street
Philadelphia, PA 19106-2354
NOTICE OF INTERNET AVAILABILITY
OF INFORMATION STATEMENT

This communication presents only an overview of the more complete Joint Information Statement that is available to you on the Internet or by mail relating to Nomura Asset Strategy Fund, Nomura Balanced Fund, Nomura Systematic Emerging Markets Equity Fund, Nomura VIP Balanced Series, Nomura VIP Asset Strategy Series, Nomura VIP Growth and Income Series, Nomura VIP Total Return Series, Nomura Growth and Income Fund, Nomura Wealth Builder Fund, and Nomura Global Listed Real Assets Fund (each a “Fund” and together, the “Funds”), each series of the trusts listed above (each a “Trust” and together, the “Trusts”). We encourage you to access and review all of the important information contained in the Joint Information Statement, available online at nomuraassetmanagement.com/literature (with respect to the retail Funds) and nomuraassetmanagement.com/vip-literature (with respect to the variable insurance Funds).

The Joint Information Statement details the approval of a new sub-advisory agreement (the “Sub-Advisory Agreement”) with Macquarie Investment Management Global Limited (“MIMGL”). MIMGL began serving as a sub-advisor for the Funds under the Sub-Advisory Agreement effective on December 1, 2025. The Sub-Advisory Agreement became necessary due to Nomura’s acquisition (the “Transaction”) of the U.S. and European public asset management business of Macquarie Group Ltd. (“Macquarie”), which included Delaware Management Company ("Manager"), a series of Nomura Investment Management Business Trust. Under the Investment Company Act of 1940, the closing of the Transaction resulted in the automatic termination of the Manager’s then existing advisory agreements and MIMGL’s then existing sub-advisory agreements with Nomura Growth and Income Fund, Nomura Wealth Builder Fund, Nomura Global Listed Real Assets Fund, Nomura VIP Growth and Income Series, Nomura VIP Total Return Series, Nomura Asset Strategy Fund, and Nomura Systematic Emerging Markets Equity Fund. For Nomura Balanced Fund, Nomura VIP Asset Strategy Series, and Nomura VIP Balanced Series, MIMGL is a new sub-advisor. A more detailed description of MIMGL and its investment operations, information about the Sub-Advisory Agreement, and the reasons the Board of Trustees (the “Board”) of the Trusts approved MIMGL as a sub-advisor, are included in the Joint Information Statement.

The Manager is the investment manager to each series of the Trusts, including the Funds. The Manager employs a “manager of managers” arrangement in managing the assets of the Trusts. In connection therewith, the Trusts and the Manager have received an exemptive order from the U.S. Securities and Exchange Commission (the “SEC Order”), which permits the Manager, with the approval of the Board, to hire, terminate, or replace sub-advisors who are affiliated or unaffiliated with the Trusts or the Manager, and to enter into and modify material terms and conditions of the related sub-advisory agreements without shareholder approval.

Pursuant to the SEC Order, this Notice of Internet Availability of Information Statement is being mailed beginning on or about December 8, 2025 to shareholders of record of the Funds as of December 3, 2025. The Joint Information Statement is being made available on the Funds’ websites at nomuraassetmanagement.com/literature  (with respect to the retail Funds) and nomuraassetmanagement.com/vip-literature (with respect to the variable insurance Funds) on or about December 8, 2025 until at least May 8, 2026. A paper or e-mail copy of the Joint Information Statement may be obtained, without charge, by contacting your financial intermediary, your insurance company, or calling 800 523-1918.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.